SETTLEMENT AGREEMENT

     This Settlement Agreement (this "Agreement") is entered into as of October 6, 1999, by and between: STRATFORD AMERICAN RESOURCE CORPORATION ("SARC"), a Texas corporation; STRATFORD AMERICAN CORPORATION ("SAC"), an Arizona
corporation; ENERGY INVESTMENT ADVISORS, INC. ("EIA"), a dissolved Colorado corporation; OIL & GAS ADVISORS, INC. ("OGA"), a Delaware corporation; PETROLEUM ADVISORS & CO. ("PAC"), a New York partnership; SAMUEL B. DAVIS ("S. Davis"); and HUGH J. DAVIS ("H. Davis"). Each of the foregoing parties are sometimes referred to as a "Party" or collectively as the "Parties."

                                    RECITALS

     A. On or about February 21, 1999, SARC and SAC initiated a lawsuit against EIA, OGA, PAC, S. Davis and H. Davis captioned: Stratford American Resource Corporation et al. v. Energy Investment Advisors, Inc., Case No. 99-CV-1069, Courtroom 18 (District Court, City and County of Denver, Colorado) (the "Lawsuit"). In the Lawsuit, SARC and SAC sought a declaratory judgment and alleged breach of contract relating to a Settlement Agreement (the "Prior Settlement Agreement") and Assignment (the "Assignment"), both dated July 18, 1988, entered into by and between and among the Parties.

     B. In the Lawsuit, EIA, OGA, PAC, S. Davis and H. Davis asserted counterclaims against SARC, SAC alleging breach of contract, unjust enrichment and accounting relating to the Prior Settlement Agreement and Assignment. EIA, OGA, PAC, S. Davis and H. Davis have denied liability to SARC and SAC. SARC and SAC have denied liability to EIA, OGA, PAC, S. Davis and H. Davis.

     C. The Parties wish to enter into this Agreement to resolve all claims, counterclaims, allegations and defenses which they had against each other in the Lawsuit and arising out of all other transactions, communications and other dealings between the Parties to the date of this Agreement regardless of whether the factual basis of such claims is fully known or appreciated.

                                    AGREEMENT

     NOW, THEREFOR, in consideration of the foregoing recitals, the mutual promises, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

     1. SETTLEMENT PAYMENT. Contemporaneously with the full execution of this Agreement by all Parties, SARC shall make a single payment of US $87,500.00 (the "Payment") for the benefit of EIA, OGA, PAC, S. Davis and H. Davis. The payment shall be made by wire transfer to the "Davis, Graham & Stubbs LLP Client Trust Fund Account" (the "Account") in accordance with the wire transfer instructions attached hereto as EXHIBIT A. Upon receipt of the Payment, Counsel for EIA, OGA, PAC, S. Davis and H. Davis agrees to verify receipt of the Payment by sending an email to counsel for SARC (at pmoore@ctdk.com) acknowledging receipt of the Payment.

     2. REASSIGNMENT OF PAC INTERESTS. Contemporaneously with the full execution of this Agreement by all the Parties, PAC shall transfer all of its remaining interests in the Acquired Interests (as defined in the Assignment) and any and all other interests under the Assignment pertaining to the Acquired Interests, if any, to SARC, by execution and delivery of the form attached hereto as EXHIBIT B (the "Transfer of Interests"). The Transfer of Interests shall be free of any representations or warranties of any type or description whatsoever, including but not limited to representations or warranties of title.

     3. GENERAL RELEASE BY SARC AND SAC. Effective upon the later of the receipt of Payment into the Account or the delivery of the Transfer of Interests to SARC, then SARC and SAC, for themselves and for their successors, heirs, assigns, agents, representatives, officers, directors and employees, completely, unconditionally and forever release, acquit and discharge EIA, OGA, PAC, S. Davis and H. Davis, together with their respective successors, heirs, assigns, representatives, agents, affiliated entities, employees, attorneys, officers, directors, and partners, of and from any and all actions, causes of action, claims, contracts, debts, demands, liabilities, losses and damages of every kind and nature whatsoever, whether known or unknown, including but not limited to, those which were made, may have been made or could have been made in the Lawsuit, or which in any manner relate to any and all other transactions, communications and other dealings between the Parties prior to the date of this Agreement. This release shall be a full and final general release. Notwithstanding the foregoing, nothing contained in this Paragraph No. 3 shall constitute a release of EIA, OGA, PAC, S. Davis and H. Davis from complying with the terms and conditions of this Agreement.

     4. GENERAL RELEASE BY EIA, OGA, PAC, S. DAVIS AND H. DAVIS. Effective upon the later of the receipt of Payment into the Account or delivery of the Transfer of Interests to SARC, then EIA, OGA, PAC, S. Davis and H. Davis, for themselves and for their successors, heirs, assigns, agents, representatives, officers, directors, and employees, completely, unconditionally and forever RELEASE, ACQUIT AND DISCHARGE SARC AND SAC, together with their respective successors, heirs, assigns, representatives, agents, affiliated entities, employees, attorneys, officers, directors, and partners, of and from any and all actions, causes of action, claims, contracts, debts, demands, liabilities, losses and damages of every kind and nature whatsoever, whether known or unknown, including but not limited to, those which were made, may have been made or could have been made in the Lawsuit, or which in any manner relate to any and all other transactions, communications and other dealings between the Parties prior to the date of this Agreement. This release shall be a full general release. Notwithstanding the foregoing, nothing contained in this Paragraph No. 4 shall constitute a release of SARC and SAC from complying with the terms and conditions of this Agreement.

     5. DISMISSAL OF THE LAWSUIT. After the later of receipt of Payment into the Account or delivery of the Transfer to SARC, then the Parties shall promptly dismiss the Lawsuit, with prejudice. Counsel for the Parties shall execute and file with the District Court for the City and County of Denver, Colorado a Stipulation for Dismissal With Prejudice in the form attached hereto as EXHIBIT C.

     6. COVENANT NOT TO SUE. Each Party covenants that it will not initiate any lawsuit or proceeding or otherwise assert any claims which have been released under this Agreement.

     7. SOLE SURVIVING AGREEMENT. SARC and SAC on the one hand and EIA, OGA, PAC, S. Davis and H. Davis on the other hand acknowledge that this Agreement evidences the sole surviving contractual relationship between and among them and supersedes all prior and contemporaneous agreements, representations, warranties and understandings of the Parties. Notwithstanding the foregoing, Paragraph No. 7 (Right to Compete) in the Prior Settlement Agreement shall remain in effect.

     8. ALLOCATION OF PAYMENT. The Parties agree that SARC may internally allocate the payment as follows: (a) $37,500.00 toward acquisition of the Transfer Interests; and (b) $50,000 toward settlement of the Lawsuit. The Payment and Transfer are made in satisfaction and settlement of the claims, counterclaims and defenses asserted in the Lawsuit and the Reassignment of the PAC Interests as specified in Paragraph No. 2, above, and the Transfer of Interests.

     9. ATTORNEYS' FEES. Each Party shall be responsible for its own attorneys' fees, costs and expenses incurred in connection with the Lawsuit and the preparation of this Agreement.

     10. NO ADMISSION OF LIABILITY. The Parties' agreement to the terms of this Agreement shall in no manner be deemed to be, and is not, an admission, express or implied, of: (a) liability by any Party to any other person or entity; (b) any fact, other than the facts set forth in the Recitals to this Agreement; or
(c) the merits of the position taken by any Party with respect to any matter.

     11. FUTURE COOPERATION. Each Party agrees to execute any and all documents and to do and perform any and all acts and things reasonably necessary or proper to effectuate or further evidence the terms and provisions of this Agreement.

     12. NO ASSIGNMENT OF CLAIMS. Each Party represents and warrants to the other that it has not heretofore assigned or transferred, or purported to assign or transfer to any person or entity any of the claims that it might have against the other which are released in Paragraph Nos. 3 and 4, above, and has not encumbered the interests transferred pursuant to paragraph 2, above.

     13. NO THIRD-PARTY BENEFICIARIES. Except as otherwise provided in this Agreement, nothing in this Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the Parties, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third person to any Party, nor shall any provision of this Agreement give any third person any right of subrogation or action over or against any Party.

     14. CONFIDENTIALITY. Except as may be required by any regulatory agency having authority over any party or excepts pursuant to a SUBPOENA DUCES TECUM or other proper order for production of information in any subsequent judicial proceeding or as required by applicable law or to effectuate the purpose and terms of this Agreement, each Party agrees to keep the terms and conditions of this Agreement confidential.

     15. [Intentionally deleted].

     16. MODIFICATION AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all Parties. No waiver of any of the provisions of this Agreement shall be deemed or constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the Party making the waiver.

     17. REVIEW; REPRESENTATION BY COUNSEL; ETC. Each Party acknowledges and represents that:

          (1) It has fully and carefully read and considered this Agreement prior to its execution;

          (2) It has consulted with or has had the opportunity to consult with its attorneys regarding the legal effect and meaning of this Agreement and all terms and conditions hereof, and that it is fully aware of the contents of this Agreement and its legal effect;

          (3) It has had the opportunity to make whatever investigation or inquiry it deems necessary or appropriate in connection with the subject matter of this Agreement;

          (4) It is executing this Agreement voluntarily and free from any undue influence, coercion, duress or fraud of any kind; and

          (5) It is knowingly and voluntarily waiving and releasing all claims against the other Party, regardless of whether such claims are known or fully appreciated, except as provided in this Agreement.

     18. Miscellaneous Provisions.

          (1) This Agreement shall be binding upon and shall inure to the benefit of the Parties and the Parties' respective heirs, legal representatives, successors and assigns;

          (2) If either Party is required to take any action to enforce this Agreement, the prevailing Party shall be entitled to recover all reasonable attorneys' fees and costs from the non-prevailing Party;

          (3) If either Party is required to take any action to enforce or interpret this Agreement, such action shall be brought only the state courts in Denver County, Colorado;

          (4) The paragraph headings used in this Agreement are for purposes of identification only and shall not be considered in construing this Agreement. Furthermore, this Agreement shall be deemed to have been prepared with the full and equal participation of all the Parties and their respective counsel and shall not be construed by one Party against the other;

          (5) This Agreement shall be construed and enforced in accordance with the laws of the State of Colorado;

          (6) By executing this Agreement, each of the undersigned represents and warrants to the other that each of the undersigned has the full power and authority to enter into and perform this Agreement in accordance with its terms; and

          (7) This Agreement may be executed in multiple counterparts, each of which shall constitute an original, and both of which together shall constitute one and the same document. The parties shall accept facsimile signatures as original signatures.

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.


                                         STRATFORD AMERICAN RESOURCE CORPORATION


                                         ---------------------------------------
                                         By:  Mel Shultz
                                         Its:  President



STATE OF ARIZONA    )
                    ) ss.
COUNTY OF MARICOPA  )

     The foregoing instrument was acknowledged before me this _____ day of October, 1999 by Mel Shultz, as President of Stratford American Resources Corporation, a Texas corporation.

     Witness my hand and official seal.

     My commission expires: _______________________________



                                         ---------------------------------------
                                         Notary Public

                                         STRATFORD AMERICAN RESOURCE CORPORATION


                                         ---------------------------------------
                                         By:  Mel Shultz
                                         Its:  President



STATE OF ARIZONA    )
                    ) ss.
COUNTY OF MARICOPA  )

     The foregoing instrument was acknowledged before me this _____ day of October, 1999 by Mel Schultz, as President of Stratford American Corporation, a Delaware corporation.

     Witness my hand and official seal.

     My commission expires: _______________________________



                                         ---------------------------------------
                                         Notary Public

                                         PETROLEUM ADVISORS & CO.
                                         By Oil & Gas Advisors, & Inc., Partner


                                         ---------------------------------------
                                         By:  Samuel B. Davis
                                         Its:  President


STATE OF ARIZONA    )
                    ) ss.
COUNTY OF MARICOPA  )

     The foregoing instrument was acknowledged before me this _____ day of October, 1999 by Samuel B. Davis, as President of Oil & Gas Advisors, Inc., a Partner in Petroleum Advisors & Co., a New York Partnership.

     Witness my hand and official seal.

     My commission expires: _______________________________



                                         ---------------------------------------
                                         Notary Public


                                         OIL & GAS ADVISORS, INC.


                                         ---------------------------------------
                                         By:  Samuel B. Davis
                                         Its:  President


STATE OF ARIZONA    )
                    ) ss.
COUNTY OF MARICOPA  )

     The foregoing instrument was acknowledged before me this _____ day of October, 1999 by Samuel B. Davis, as President of Oil & Gas Advisors, Inc., a Delaware corporation.

     Witness my hand and official seal.

     My commission expires: _______________________________



                                         ---------------------------------------
                                         Notary Public

                                         SAMUEL B. DAVIS



                                         ---------------------------------------
                                         Samuel B. Davis, Individually


STATE OF ARIZONA    )
                    ) ss.
COUNTY OF MARICOPA  )


     The foregoing instrument was acknowledged before me this _____ day of October, 1999 by Samuel B. Davis, Individually.

     Witness my hand and official seal.

     My commission expires: _______________________________



                                         ---------------------------------------
                                         Notary Public

                                         PETROLEUM ADVISORS & CO.
                                         By Energy Investment Advisors, Inc.,
                                            Partner



                                         ---------------------------------------
                                         By:  Hugh J. Davis
                                         Its:  President


STATE OF COLORADO      )
                       ) ss.
COUNTY OF ___________  )

     The foregoing instrument was acknowledged before me this _____ day of October, 1999 by Hugh J. Davis, as President of Energy Investment Advisors, Inc., Partner in Petroleum Advisors & Co., a New York partnership.

     Witness my hand and official seal.

     My commission expires: _______________________________



                                         ---------------------------------------
                                         Notary Public

                                         ENERGY INVESTMENT ADVISORS, INC.


                                         ---------------------------------------
                                         By: Hugh J. Davis
                                         Its: President


STATE OF COLORADO      )
                       ) ss.
COUNTY OF ___________  )


     The foregoing instrument was acknowledged before me this _____ day of October, 1999 by Hugh Davis, as President of Energy Investment Advisors, Inc., a dissolved Colorado corporation. Witness my hand and official seal.

     My commission expires: _______________________________



                                         Notary Public

                                         HUGH J. DAVIS


                                         ---------------------------------------
                                         Hugh J. Davis, Individually


STATE OF COLORADO      )
                       ) ss.
COUNTY OF ___________  )


     The foregoing instrument was acknowledged before me this _____ day of October, 1999 by Hugh J. Davis, Individually.

     Witness my hand and official seal.

     My commission expires: _______________________________



                                         ---------------------------------------
                                         Notary Public

APPROVED AS TO FORM:


CLANAHAN TANNER DOWNING & KNOWLTON, P.C.



By:
     ---------------------------------------
     Peter T. Moore
     The Equitable Building
     730 17th Street, Suite 500
     Denver, Colorado 80202

Attorneys for Plaintiffs and Counterclaim-Defendants SARC and SAC



DAVIS, GRAHAM & STUBBS LLP



By:
     ---------------------------------------
     Tom McNamara
     370 17th Street, Suite 4700
     Denver, Colorado 80202


Attorneys for Defendants and Counterclaim-Plaintiffs EIA, OGA, PAC, S. Davis and
H. Davis

                                    EXHIBIT A


                          DAVIS, GRAHAM & STUBBS LLP -
                           WIRE TRANSFER INSTRUCTIONS

                                                        REVISED: OCTOBER 1, 1999


In order to have funds wire transferred into the Davis, Graham & Stubbs LLP Agency Trust Account, please comply with the following instructions:


RECEIVING BANK:


Name:                      Bank One, Colorado, NA

ABA ROUTING NUMBER:        102001017

Branch:                    Downtown Branch
                           1125 17 th Street
                           Denver, CO 80202

Telephone:                 (303) 244-4082

Specific Identifiers:      Energy Investment Advisors, Inc.


CREDIT ACCOUNT:

Name:                      Davis, Graham & Stubbs LLP
                           Agency Trust Account

Address:                   370 17th Street, Suite 4700
                           Denver, CO 80202

ACCOUNT NUMBER:            1192610507


FIRM CONTACT:

Name:                      Carl Cox - Controller

Telephone:                 (303) 892-7445

                                    EXHIBIT B


                       ASSIGNMENT OF OIL AND GAS INTERESTS

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, PETROLEUM ADVISORS & CO., a New York partnership, hereinafter called "Assignor", for and in consideration of Ten Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby sell, assign, transfer, quitclaim and convey unto STRATFORD AMERICAN RESOURCE CORPORATION, with an address of 2400 E. Arizona Biltmore Circle, Building 2, Suite 1270, Phoenix, Arizona 85016, hereinafter called "Assignee", all of Assignor's right, title and interest, of every kind and character, in and to the oil and gas leases, lands and wells described on
Exhibit 1, attached hereto and made a part hereof, including all of assignor's associated rights and properties, both real and personal (the "Oil and Gas Interests"). It is the intent of Assignor to convey to Assignee all of the right, title and interest of Assignor in the Oil and Gas Interests previously conveyed by Assignee to Assignor in that certain Assignment dated July 18, 1988.

     This assignment is made without warranty of any kind, express, implied or statutory, general or special.

     This assignment shall be governed by and construed under the law of the State of Colorado.

     The terms and conditions contained in this assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     EXECUTED this _____ day of October 1999, but effective October 1, 1999.

                                        PETROLEUM ADVISORS & CO.
                                        A New York general partnership

                                        By:  Energy Investment Advisors, Inc,
                                               Partner



                                        By:_______________________________
                                                 Hugh J. Davis, President

This instrument was prepared by:
Gary J. Younger
Clanahan, Tanner, Downing & Knowlton, P.C.
730 17th Street, Suite 500
Denver, CO 80202-3580

STATE OF ______________________  )
                                 )ss.
COUNTY OF _____________________  )


     The foregoing instrument was acknowledged before me this ___ day of October, 1999, by Hugh J. Davis, as President of Energy Investment Advisors, Inc., a Partner of Petroleum Advisors

     Witness my hand and official seal this ______ day of October, 1999.

     My commission expires:

     -----------------------                     -------------------------------
                                                           Notary Public

                                    EXHIBIT 1
                                       TO
                       ASSIGNMENT OF OIL AND GAS INTERESTS

1. The Lysander Resources Hunt #1-31 Well, and all oil and gas leases and interests insofar as they cover Section 31, T9N, R24W, Johnson County, Arkansas.

2. The Lysander Resources Newman #1-27 Well, and all oil and gas leases and interests insofar as they cover Section 27, T7N, R32W, Sebastian County, Arkansas.

3. The Lysander Resources Bradfield #1-9 Well; and all oil and gas leases and interests insofar as they cover Section 9, T8N, R18W, Pope County, Arkansas.

4. The Lysander Resources Rye #1-23 Well; and all oil and gas leases and interests insofar as they cover Section 23, T7N, R32W, Sebastian County, Arkansas.

5. The Lysander Resources Gage #1-10 Well; and all oil and gas leases and interests insofar as they cover Section 10, T10N, R27W, Franklin County, Arkansas.

6. The Lysander Resources Burris #1-8 Well; and all oil and gas leases and interests insofar as they cover Section 8, T8N, R18W, Pope County, Arkansas, including but not limited to Assignments of Oil and Gas Leases from Lysander Resources, Inc. to Night Hawk Resource Corporation dated December 1, 1987, recorded in Book 23C, Pages 391-95, Pope County, Arkansas real property records.

7. The Lysander Resources Hallum #2-4 Well; and all oil and gas leases and interests insofar as they cover Section 4, T10N, R26E, Sequoyah County, Oklahoma.

8. The Lysander Resources Daniels #1-26 Well; and all oil and gas leases and interests insofar as they cover Section 26, T7N, R32W, Sebastian County, Arkansas.

9. The Alexander Energy Barrett #1-36 Well; and all oil and gas leases and interests insofar as they cover Section 36, T8N, R18W, Pope County, Arkansas.

10. The Lysander Resources Daisy Bird Cochran #1-10 Well; and all oil and gas leases and interests insofar as they cover Section 10, T5N, R29W, Logan County, Arkansas.

                                    EXHIBIT C

DISTRICT COURT, CITY AND COUNTY OF DENVER, COLORADO
Case No. 99-CV-1069, Courtroom 18

--------------------------------------------------------------------------------

                     STIPULATION OF DISMISSAL WITH PREJUDICE

--------------------------------------------------------------------------------

STRATFORD AMERICAN RESOURCE CORPORATION, a Texas corporation; and
STRATFORD AMERICAN CORPORATION, an Arizona corporation,

     Plaintiffs and Counterclaim-Defendants,

v.

     ENERGY INVESTMENT ADVISORS, INC., a dissolved Colorado corporation; OIL & GAS ADVISORS, INC., a Delaware corporation;
     PETROLEUM  ADVISORS & CO., a New York general partnership;
     SAMUEL B. DAVIS; and HUGH J. DAVIS,

     Defendants and Counterclaim-Plaintiffs.

--------------------------------------------------------------------------------

     Pursuant to Colo. R. Civ. Pro. Rule 41(a)(1), Plaintiffs and Counterclaim-Defendants, Stratford American Resource Corporation and Stratford American Corporation, and Defendants and Counterclaim-Plaintiffs, Energy Investment Advisors, Inc., Oil & Gas Advisors, Inc., Petroleum Advisors & Co., Samuel B. Davis and Hugh J. Davis, by and through their respective undersigned counsel, stipulate that this action shall be dismissed with prejudice. In accordance with Colo. R. Civ. Pro. Rule 41(a)(1), this Stipulation has been signed by the attorneys for all parties who have appeared in this action. Each Party has agreed to bear such party's own costs and attorneys' fees.

     Dated: October __, 1999.


CLANAHAN TANNER DOWNING & KNOWLTON, P.C.     DAVIS, GRAHAM & STUBBS LLP


By:                                           By:
   -------------------------------------        ------------------------------
   Peter T. Moore                               Tom McNamara
   Gary J. Younger                              370 17th Street, Suite 4700
   730 17th Street, Suite 500                   Denver, Colorado 80202
   Denver, Colorado 80202

Attorneys for Plaintiffs and                 Attorneys for Defendants and
  Counterclaim-Defendants SARC and SAC       Counterclaim-Plaintiffs EIA, OGA,
                                             PAC, S. Davis and H. Davis